Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Placer Gold Corp. for the quarter ended  February 28, 2009, I, Peter J. Sterling, Principal Executive Officer and Principal Financial Officer of Placer Gold Corp. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended February 28, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended February 28, 2009, fairly presents, in all material respects, the financial condition and results of operations of Placer Gold Corp.

PLACER GOLD CORP.

By:	/s/ Peter J. Sterling
Peter J. Sterling President, Principal Executive Officer, Treasurer, Principal Financial Officer, Principal Accounting Officer and a member of the Board of Directors

Dated:    October 1, 2009